EXHIBIT 10.10.1

DATED                                                                       2003
--------------------------------------------------------------------------------

                                 FS2 LIMITED                                 (1)


                        VIDECOM INTERNATIONAL LIMITED                        (2)

                                 VIDECOM INC                                 (3)


                                DEED OF VARIATION






                           Addlestone Keane Solicitors

                                  Carlton Tower

                               34 St Pauls Street
                                      Leeds

                                     LS1 2QB


THIS DEED OF VARIATION is dated__________________________________________ 2003

BETWEEN

(1) FS2 LIMITED (Company Number 04102584) whose registered office is situated at Carlton Tower 34 St Pauls Street Leeds LS1 2QB ("FS2");

(2) VIDECOM INTERNATIONAL LIMITED (Company Number 01928894) whose registered office is situated at New Town Road Henley-On-Thames Oxon RG9 1HG ("Videcom");

(3)  VIDECOM INC whose registered office is situated at [ ] (the "Agent")

RECITALS

(A) FS2 and Videcom entered into a Services Agreement on 28 May 2002 ("the Services Agreement") whereby Videcom would provide services to FS2 subject to the terms of the Services Agreement

(B) FS2 and Videcom have agreed to supplement the terms of the Services Agreement by means of this Deed of Variation ("Deed of Variation") in order to permit Videcom to use the Agent as its agent to provide such of the services to FS2 pursuant to the Services Agreement as Videcom shall in its sole discretion determine

1.   TERMS

In this Deed of Variation unless the context otherwise requires the terms words and expressions contained in the Services Agreement shall have the same meaning where referred to in this Deed of Variation

2.   AMENDMENTS TO SERVICES AGREEMENT

Pursuant to Clause 27.2 of the Services Agreement FS2 and Videcom agree that the Services Agreement be amended in accordance with the terms of this Deed of Variation

3.   COVENANTS

3.1 The Agent hereby confirms that it has been supplied with a copy of the Services Agreement and hereby covenants and undertakes with FS2 and Videcom to observe, perform and be bound by all the terms of the Services Agreement as if it were a party thereto or named therein.

3.2 FS2 and Videcom hereby jointly and severally covenant and undertake with the Agent that the Agent shall be entitled to the benefit of the terms of the Services Agreement as if it were a party thereto and named therein.

4.   TERMINATION

This Deed of Variation may be terminated by FS2 or Videcom upon the provision to the other party of not less than four weeks written notice whereupon the Agent shall cease to act in any capacity other than in compliance with its obligations pursuant to Clause 3.1.

5.   AMENDMENTS

This Deed of Variation may only be amended by agreement in writing signed by both Parties

6.   GOVERNING LAW

This Deed of Variation shall be governed by, and will be construed in accordance with, the laws of England and Wales.

IN WITNESS of which this Deed of Variation has been executed and delivered as a Deed on the day first above written

EXECUTED AS A DEED                  )
------------------
AND DELIVERED                       )
-------------
by FS2 LIMITED                      )
acting by:-                         )
                                    Director
                                    Director/Secretary


EXECUTED AS A DEED                  )
------------------
AND DELIVERED                       )
-------------
by VIDECOM INTERNATIONAL            )
LIMITED                             )
acting by:-                         )
                                    Director
                                    Director/Secretary

EXECUTED AS A DEED                  )
------------------
AND DELIVERED                       )
-------------
by VIDECOM INC                      )
acting by:-                         )
                                    Director
                                    Director/Secretary